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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                August 24, 1995
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                            GREENTREE SOFTWARE, INC
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             0-11791                                    13-2897997
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             (Commission File Number)                   (IRS Employer
                                                  Identification No.)

            201 Boston Post Road West, Suite 201, Marlboro, MA 01752
            --------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)

              Registrant's telephone number, including area code:
                                 (508) 460-7997
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     ITEM 5.  OTHER EVENTS.
              ------------

     On August 24, 1995, the Registrant announced that it had entered into a conditional, non-binding letter of intent to effect a private offering to an accredited investor of 3,125,000 shares of its Common Stock at a price of $.40 per share. The proposed private offering is described in the Registrant's press release dated August 24, 1995, a copy of which is filed as Exhibit 99.1 to this Report.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

     (C)  EXHIBITS.
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     Exhibit 99.1  Press Release dated August 24, 1995.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREENTREE SOFTWARE, INC.


                                       By: \s\ J. Robert Gary
                                          ----------------------
                                          Name: J. Robert Gary
                                          Title: Executive Vice President
                                                 Chief Financial Officer

Dated:  August 25, 1995